                                                                   Exhibit 99.1

                                                          CarrAmerica(R)
                                                          America's Workplace(R)


                                     [PHOTO]

         [PHOTO]                                            [PHOTO]


                    Supplemental Operating and Financial Data
                      For the Quarter Ended March 31, 2002

          All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
CORPORATE OVERVIEW

   The Company ..................................................................       1
   Board of Directors / Executive Officers / Research Coverage...................       2
   Regional Offices / Investor Relations / Information Requests .................       3


FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data..................................................       4
   Consolidated Balance Sheets...................................................       5
   Statements of Operations......................................................       6
   Statements of Cash Flow.......................................................       7
   FFO Statement.................................................................       8
   Same Store Results and Analysis...............................................       9
   Statements of EBITDA..........................................................       10
   Financial Ratios..............................................................       11
   Share and Operating Partnership Unit Data.....................................       12
   Debt Capitalization Summary...................................................       13-14
   Corporate Investment Information..............................................       15
   Unconsolidated Equity Investments.............................................       16


SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Operating Properties.......................................       17-20
   Occupancy Summary and Lease Roll-over Schedule................................       21
   Operating Portfolio Lease Economics...........................................       22
   Top 25 Tenants by Rent .......................................................       23
   Development
   -----------
   Development Activity by Market................................................       24
   Land Held for Development Schedule............................................       25
   Projected Stabilized First Year Yields on Joint Development Projects..........       26

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 3/31/02)

254 Properties
20.3 Million Square Feet

(consolidated/unconsolidated; as of 3/31/02)

290 Properties
25.0 Million Square Feet

CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:       BBB
Moody's:             Baa2
Standard & Poor's:   BBB


WEIGHTED AVERAGE OCCUPANCY
--------------------------
(stabilized)

93.9% Consolidated Properties
94.2% All Properties

REGIONAL DISTRIBUTION
---------------------
(stabilized; as of 3/31/02)

                          Based on         Based on Square
                            NOI                Footage
                         ----------       ----------------
Pacific region               53.39%                 49.63%
Eastern region               23.75%                 23.19%
Central region               14.49%                 17.08%
Mountain region               8.37%                 10.10%


TOP 5 MARKETS
-------------
(stabilized; as of 3/31/02)

                                % of NOI         % of Sq. Ft.
                               ----------       -------------
San Francisco Bay Area             32.62               26.68
Washington DC Metro                18.74               14.45
Dallas                              7.26                7.94
Orange County/Los Angeles           7.01                8.93
Seattle                             6.79                7.40
                               ----------       -------------
                                   72.42               65.40
                               ==========       =============

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board and
Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Philip L. Hawkins
President and Chief Operating Officer
CarrAmerica Realty Corporation

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Robert E. Torray
Chairman
Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS
------------------

Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins
President and Chief Operating Officer

Stephen E. Riffee
Chief Financial Officer, Controller/
Treasurer

Karen B. Dorigan
Chief Investment Officer

Linda A. Madrid
Managing Director, General Counsel and
Corporate Secretary

RESEARCH COVERAGE
-----------------

David Aubuchon
A.G. Edwards
(314) 955-5452

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan/Mike Marron
Prudential Securities
(212) 778-2515/(212) 778-1774

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C.  20006
(202) 729-1000

REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Northern California
Byron Woodworth, Sr. Vice President - Leasing

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange

TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone:  (202) 729-1764
E-mail:  swalsh@carramerica.com
         ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518
Or 1 (800) 417-2277
swalsh@carramerica.com


                                                                  CarrAmerica(R)
                                             PLEASE VISIT OUR CORPORATE WEB SITE
                                             -----------------------------------
                                                                             AT:
                                                                             --
                                                             www.carramerica.com
                                                             -------------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data
--------------------------------------------------------------------------------

($ and shares in thousands)

                                                       3/31/2002      12/31/2001      9/30/2001       6/30/2001     3/31/2001
                                                     -------------------------------------------------------------------------
Shares and Units:
-----------------
Common Shares                                              52,760         51,965          62,488          62,082        62,080
Outstanding OP Units (a)                                    5,882          5,973           5,991           6,065         6,065
Convertible Preferred Shares                                    -             80              80              80           480
Combined Shares and OP Units (a)                           58,642         58,018          68,559          68,227        68,625
Weighted Average - Basic                                   52,326         56,884          62,266          61,840        63,186
Weighted Average - Adjusted                                59,700         64,235          69,996          69,494        70,678

Share Price:
------------
At the End of the Period                              $     31.41    $     30.10     $     29.96     $     30.50   $     28.53
High During Period                                          31.76          30.30           33.29           30.69         30.88
Low During Period                                           29.10          27.90           27.78           27.00         27.83

Capitalization Summary (continuing operations):
-----------------------------------------------
Market Value of Common Equity                         $ 1,841,945    $ 1,746,342     $ 2,054,028     $ 2,080,924   $ 1,957,871
Preferred Equity                                          400,000        400,000         400,000         400,000       400,000
Total Debt (h)                                          1,417,276      1,405,382       1,111,239       1,109,778     1,253,095
Total Market Capitalization                             3,659,221      3,551,724       3,565,267       3,590,702     3,610,966
Total Debt/Total Market Capitalization                      38.7%          39.6%           31.2%           30.9%         34.7%

Financial Information (continuing operations):
----------------------------------------------
Total Assets (i)                                      $ 2,771,262    $ 2,775,600     $ 2,824,511     $ 2,821,172   $ 2,988,347
Book Value of Real Estate Assets (before
  accumulated depreciation)                             2,944,629      2,936,566       2,914,030       2,889,703     2,852,199
Total Liabilities (h)                                   1,514,715      1,514,400       1,207,584       1,204,448     1,352,662
Total Minority Interest (including OP)                     79,598         83,393          84,433          85,993        88,042
Total Shareholders' Equity                              1,176,949      1,177,807       1,532,494       1,530,731     1,547,643

Total Operating Revenues                                  133,331        137,750         133,444         133,526       133,926
Property NOI                                               84,597         89,427          87,844          85,340        82,181
Property Operating Margin                                    66.5%          67.1%           69.3%           68.9%         66.4%
Recurring EBITDA (f,g)                                     81,920         83,018          85,552          87,801        82,375
Recurring EBITDA Per Share - Basic (f,g)                     1.57           1.46            1.37            1.42          1.30
Recurring EBITDA Per Share - Diluted (f,g)                   1.37           1.29            1.22            1.26          1.17
Interest Coverage Ratio (c,f,g)                               3.4            4.1             4.3             4.2           3.9
Interest Coverage Ratio (d,f,g)                               3.2            3.7             4.1             3.8           3.6
Fixed Charge Coverage Ratio (c,f,g)                           2.2            2.5             2.5             2.6           2.5
Fixed Charge Coverage Ratio (d,f,g)                           2.1            2.3             2.5             2.4           2.4
Adjusted Funds From Operations (b,e,f)                     48,112         54,371          57,068          58,665        54,637
Dividends Declared                                         0.5000         0.4625          0.4625          0.4625        0.4625
FFO Payout Ratio - Diluted (b,f)                             61.7%          54.4%           56.4%           55.1%         60.1%
Net-Straight Line Revenue/Expense Adjustment                2,903          4,496           3,096           2,897         2,366

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------
Buildings                                                     290            290             288             287           283
Total Square Footage (in thousands)                        24,969         24,960          24,703          24,272        23,597
Current Weighted Average Occupancy                           94.2%          95.4%           96.0%           97.2%         97.0%

(a)  Operating partnership
(b)  See page 8 for definitions of Funds from Operations (FFO)
(c)  Excluding covering capitalized interest
(d)  Including covering capitalized interest
(e)  Represents adjusted Funds from Operations (FFO)
(f) Excludes impairment loss of $42,249 related to investment in HQ Global in the fourth quarter of 2001
(g)  Excludes $2,400 HQ lease guarantees in the first quarter of 2002
(h)  Excludes bond issue costs and discounts
(i)  Includes bond issue costs and discounts

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------

                                                               March 31,           December 31,
                                                                  2002                  2001
                                                             ------------          ------------
                                                              (unaudited)
Assets
------
Rental property
      Land                                                   $   649,001           $   647,747
      Buildings                                                1,864,888             1,857,775
      Tenant improvements                                        369,558               362,736
      Furniture, fixtures and equipment                            4,003                 3,789
                                                             -----------           -----------
                                                               2,887,450             2,872,047
      Less: Accumulated depreciation                            (505,289)             (477,694)
                                                             -----------           -----------
          Net rental property                                  2,382,161             2,394,353

Land held for future development or sale                          44,674                45,195
Construction in progress                                          12,505                19,324
Cash and cash equivalents                                         11,427                 5,041
Restricted deposits                                                4,736                 4,596
Accounts and notes receivable, net                                25,743                28,551
Investments in unconsolidated entities                           121,065               118,479
Accrued straight-line rents                                       69,684                66,781
Tenant leasing costs, net                                         50,916                53,894
Deferred financing costs, net                                      3,079                 2,640
Prepaid expenses and other assets, net                            34,188                30,688
                                                             -----------           -----------
                                                             $ 2,760,178           $ 2,769,542
                                                             ===========           ===========
Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
      Mortgages and notes payable                            $ 1,406,192           $ 1,399,230
      Accounts payable and accrued expenses                       66,554                76,786
      Rent received in advance and security deposits              30,885                32,326
                                                             -----------           -----------
                                                               1,503,631             1,508,342

Minority interest                                                 79,598                83,393

Stockholders' equity:
      Preferred stock                                                 88                    89
      Common stock                                                   528                   520
      Additional paid in capital                               1,373,326             1,356,912
      Cumulative dividends in excess of net income              (196,993)             (179,714)
                                                             -----------           -----------
                                                               1,176,949             1,177,807
                                                             -----------           -----------
Commitments and contingencies

                                                             $ 2,760,178           $ 2,769,542
                                                             ===========           ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
--------------------------------------------------------------------------------

(In thousands, except per share amounts)

                                                                    Three Months Ended
                                                                         March 31,
                                                                 ------------------------
                                                                   2002            2001
                                                                 ---------      ---------
                                                                        (unaudited)
Revenues:
  Rental income (1):
     Minimum base rent                                           $ 108,243      $ 106,553
     Recoveries from tenants                                        16,168         14,041
     Parking and other tenant charges                                2,793          3,195
                                                                 ---------      ---------
        Total rental revenue                                       127,204        123,789
  Real estate service revenue                                        6,127         10,137
                                                                 ---------      ---------
        Total operating revenues                                   133,331        133,926
                                                                 ---------      ---------

Operating expenses:
  Property expenses:
     Operating expenses                                             30,874         32,041
     Real estate taxes                                              11,733          9,567
  Interest expense                                                  24,388         20,860
  General and administrative                                        11,041         14,184
  Depreciation and amortization                                     34,116         30,825
                                                                 ---------      ---------
        Total operating expenses                                   112,152        107,477
                                                                 ---------      ---------
        Real estate operating income                                21,179         26,449

Other (expense) income:
  Interest income                                                      194          1,104
  HQ lease guarantees                                               (2,400)             -
  Equity in earnings of unconsolidated entities                      2,043          3,354
                                                                 ---------      ---------
        Total other (expense) income                                  (163)         4,458
                                                                 ---------      ---------

        Income from continuing operations
        before income taxes, minority
        interest, gain on sale of assets and
        impairment loss on land                                     21,016         30,907

Income taxes                                                           (33)          (264)
Minority interest                                                   (2,623)        (1,453)
Gain on sale of assets and impairment loss on land                    (860)         1,076
                                                                 ---------      ---------
        Net income                                               $  17,500      $  30,266
                                                                 =========      =========
  Basic net income per share                                     $    0.17      $    0.34
                                                                 =========      =========
  Diluted net income per share                                   $    0.17      $    0.32
                                                                 =========      =========

NOTE: (1) Rental income includes $2,903 and $2,366 of accrued straight line rents for the three months periods ended March 31, 2002 and 2001, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Cash Flow
--------------------------------------------------------------------------------

(In thousands and unaudited)

                                                                                                  Three Months Ended
                                                                                                       March 31,
                                                                                               -------------------------
                                                                                                  2002           2001
                                                                                               ----------     ----------
Cash flow from operating activities:
   Net income                                                                                  $   17,500         30,266
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                                34,116         30,825
      Minority interest                                                                             2,623          1,453
      Equity in earnings of unconsolidated entities                                                (2,043)        (3,354)
      Gain on sale of assets                                                                            -         (1,969)
      Impairment loss on land                                                                         860            893
      Provision for uncollectible accounts                                                          1,536          4,602
      Stock based compensation                                                                      1,064            665
      Other                                                                                           523            927
   Change in assets and liabilities:
      Decrease in accounts receivable                                                               1,390          7,521
      Increase in accrued straight-line rents                                                      (2,903)        (3,292)
      Additions to tenant leasing costs                                                            (1,514)        (3,752)
      Increase in prepaid expenses and other assets                                                (5,055)          (990)
      Decrease in accounts payable and accrued expenses                                           (10,232)       (26,506)
      (Decrease) increase in rent received in advance and security deposits                        (1,441)         1,267
                                                                                               ----------     ----------
          Total adjustments                                                                        18,924          8,290
                                                                                               ----------     ----------
          Net cash provided by operating activities                                                36,424         38,556
                                                                                               ----------     ----------
Cash flows from investing activities:
   Acquisition and development of rental property                                                  (7,552)        (5,887)
   Additions to land held for development or sale                                                    (339)       (32,667)
   Additions to construction in progress                                                           (1,703)        (9,713)
   Payments on notes receivable                                                                         -         19,083
   Distributions from unconsolidated entities                                                       1,097          2,314
   Investments in unconsolidated entities                                                          (1,759)        (5,433)
   Acquisition of minority interest                                                                (3,371)          (665)
   (Increase) decrease in restricted deposits                                                        (140)         9,008
   Proceeds from sales of properties                                                                    -         98,328
                                                                                               ----------     ----------
          Net cash (used by) provided by investing activities                                     (13,767)        74,368
                                                                                               ----------     ----------
Cash flows from financing activities:
   Repurchase of common stock                                                                           -       (104,492)
   Exercises of stock options                                                                      15,710         13,339
   Proceeds from the issuance of unsecured notes                                                  394,496              -
   Net borrowings on unsecured credit facility                                                   (383,000)        53,000
   Net repayments of mortgages payable                                                             (5,023)       (11,063)
   Deferred financing costs                                                                          (624)             -
   Dividends and distributions to minority interests                                              (37,830)       (40,613)
                                                                                               ----------     ----------
          Net cash used by financing activities                                                   (16,271)       (89,829)
                                                                                               ----------     ----------
          Increase in unrestricted cash and cash equivalents                                        6,386         23,095
Cash and cash equivalents, beginning of the period                                                  5,041         24,704
                                                                                               ----------     ----------
Cash and cash equivalents, end of the period                                                   $   11,427     $   47,799
                                                                                               ==========     ==========
Supplemental disclosure of cash flow information:
   Cash paid for interest (net of capitalized interest of $872 and $1,792
      for the three months ended March 31, 2002 and 2001, respectively)                        $   26,411     $   20,419
                                                                                               ==========     ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations
--------------------------------------------------------------------------------

         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

(Unaudited and in thousands, except per share amounts)                                Three Months Ended
                                                                                           March 31,
                                                                                    -----------------------
                                                                                      2002           2001
                                                                                    --------       --------
Net income before minority interest:                                                $ 20,123       $ 31,719

Adjustments to derive funds from continuing operations:
            Depreciation and amortization - REIT properties                           32,608         29,622
            Depreciation and amortization - Equity properties                          3,295          3,084
            Minority interests' (non Unitholders) share of
              depreciation, amortization and net income                                 (226)          (282)
            Gain on sale of property                                                       -         (1,969)
            Impairment loss on land                                                      860            893
                                                                                    --------       --------
FFO from continuing operations before allocations to minority Unitholders             56,660         63,067
Less:   FFO allocable to the minority Unitholders                                     (4,321)        (3,837)
                                                                                    --------       --------
CarrAmerica Realty Corporation's FFO from continuing operations                       52,339         59,230
Less:   Preferred stock dividends                                                     (8,548)        (8,649)
                                                                                    --------       --------
CarrAmerica Realty Corporation's FFO attributable to common shares                  $ 43,791       $ 50,581
                                                                                    ========       ========
Weighted average common shares outstanding:
     Basic                                                                            52,326         63,186
     Adjusted                                                                         59,700         71,158


Basic funds from operations per common share:                                       $   0.84       $   0.80
                                                                                    ========       ========

Adjusted funds from operations per common share:                                    $   0.81       $   0.77
                                                                                    ========       ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------

(In thousands)

                                              Three Months Ended           %
                                                    March 31,           Change
                                           -------------------------    ------
                                                 2002         2001
                                           ------------    ---------
Real estate operating revenue              $    121,815    $ 120,822      0.8%


Real estate operating expenses                   39,686       36,037     10.1%
                                           ------------    ---------

Total real estate operating income
   - GAAP basis                            $     82,129    $  84,785     -3.1%
                                           ============    =========

Straight-line rent adjustment                     1,977        2,907    -32.0%
                                           ------------    ---------

Total real estate operating income
   - Cash basis                            $     80,152    $  81,878     -2.1%
                                           ============    =========

YTD average occupancy                              94.2%        97.0%    -2.8%
                                           ============    =========

Same store square footage                    19,715,386
                                           ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                                           Three Months Ended
                                                               March 31,
                                                       ------------------------
                                                          2002          2001
                                                       ----------    ----------
       Revenues:
           Rental income                               $ 127,204     $ 123,789
           Real estate service income                      6,127        10,137
           Other income (1)                                2,237         4,458
                                                       ----------    ----------
                   Total revenue                         135,568       138,384
                                                       ----------    ----------

       Operating expenses:
           Property operating expenses:
               Operating expenses                         30,874        32,041
               Real estate taxes                          11,733         9,567
           General and administrative                     11,041        14,401
                                                       ----------    ----------
                   Total operating expenses               53,648        56,009
                                                       ----------    ----------

       EBITDA from operations                          $  81,920     $  82,375
                                                       ==========    ==========

 (1) Excludes HQ lease guarantees

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------


Financial Position Ratios for Operations:
-----------------------------------------
                                                    Mar. 31,     Dec. 31,
                                                      2002         2001
                                                    --------     --------

Total Debt/Total Capitalization (Book Value)         52.4%        52.1%
Total Debt/Total Capitalization (Market)             38.7%        39.6%

Operating Ratios for Operations:
--------------------------------
                                                            Three Months Ended
                                                                 March 31,
                                                          ----------------------
                                                            2002          2001
                                                          --------      --------
Secured EBITDA/Total EBITDA                                  29.1%         31.1%

Interest Coverage (1)
      Excluding capitalized interest                         3.36          3.95
      Including capitalized interest                         3.24          3.64

Fixed charge coverage
      Excluding capitalized interest                         2.16          2.48
      Including capitalized interest                         2.11          2.35


Diluted FFO Payout Ratio (2)                                 61.7%         60.1%

G&A as a % of Revenue (3)                                     8.2%         10.4%



NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at March 31, 2002 and December 31, 2001, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended March 31, 2002 and 2001. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(In thousands)

                                                                CarrAmerica
                                                             Realty Corporation
                                         CarrAmerica              Series A
                                      Realty Corporation        Convertible        Dividend Paying     Non-Dividend
                                        Common Shares         Preferred Shares          Units          Paying Units
                                         Outstanding          Outstanding (a)      Outstanding (b)     Outstanding
                                      ------------------     ------------------    ---------------     ------------
Outstanding as of
      March 31,2002                         52,760                  -                  5,704               179
      December 31, 2001                     51,965                 80                  5,794               179

Weighted average for the three
      months ended March 31,
      2002                                  52,326                 12                  5,754               179
      2001                                  63,186                480                  5,805               268

Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

           Series B       8,000,000 Shares
           Series C       6,000,000 Shares
           Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------
($ in thousands)

                                                                              Principal    Interest    Maturity
Description of Notes/Lender                           Property              Outstanding      Rate        Date
---------------------------                           --------              -----------      ----        ----
NML                                       Square 24 Associates (Note 3)          27,551      8.90%     01-Jun-02
Union Bank of California                  Jaycor                                 10,679      7.35%     01-Feb-03
GE Capital                                Parkway North                          24,164      6.92%     01-Dec-03
Sun Life Assurance Company of Canada      Tract 17/Canyon Park Commons            4,856      9.13%     01-Dec-04
UBS Mortgage Finance Inc.                 U.S. West                              15,727      7.92%     01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                               4,589      7.92%     01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                               6,883      7.92%     01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                               6,883      7.92%     01-Dec-05
Salomon Brothers                          Redmond East                           26,025      8.38%     01-Jan-06
State Farm                                Peterson (Note 2)                      18,523      7.20%     01-Jan-06
Farm Bureau Life Insurance Co.            Wateridge Pavilion                      3,292      8.25%     01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.    Wasatch Corporate Center               11,956      8.15%     02-Jan-07
Metropolitan Life Insurance Company       2600 West Olive                        18,851      6.75%     01-Jan-09
Midland Loan Services                     Palomar Oaks                            9,593      8.85%     01-Apr-09
Northwest Mutual                          1255 23rd St (Note 1)                  37,846      8.12%     01-Apr-09
Northwest Mutual                          1730 Penn, I Square (Note 1)          181,523      8.12%     01-Apr-09
GE Capital                                South Coast                            14,814      7.13%     10-Jun-09
Business Men's Assurance Co.              Sorenson - Bus. Men's Assur.            2,158      7.75%     01-Jul-11
Berkshire Life Insurance Co.              Sorenson - Berkshire                    1,511      8.88%     01-May-17
Aid Association for Lutherans             1747 Penn                              13,942      9.50%     10-Jul-17
Aid Association for Lutherans             900 19th St/Pres. Plaza                15,206      8.25%     15-Jul-19
Riggs                                     1775 Penn-Riggs                        11,704      7.63%     01-Sep-29
                                                                              ---------
                                                                              $ 468,276
                                                                              =========

                                                                       Principal Maturity
                                            ----------------------------------------------------------------------
                                                                                                         2006 &
Description of Notes/Lender                     2002          2003           2004           2005       Thereafter
---------------------------                     ----          ----           ----           ----       ----------
NML                                             27,551             -             -              -               -
Union Bank of California                           565        10,114             -              -               -
GE Capital                                           -        24,164             -              -               -
Sun Life Assurance Company of Canada               209           302         4,345              -               -
UBS Mortgage Finance Inc.                        2,729         3,980         4,363          4,655               -
UBS Mortgage Finance Inc.                          812         1,187         1,341          1,249               -
UBS Mortgage Finance Inc.                        1,100         1,680         1,936          2,167               -
UBS Mortgage Finance Inc.                        1,100         1,680         1,936          2,167               -
Salomon Brothers                                   361           519           564            560          24,021
State Farm                                         609           864           929            912          15,209
Farm Bureau Life Insurance Co.                      52            74            80             87           2,999
Teachers Ins. and Ann. Assoc. of Amer.             189           270           293            318          10,886
Metropolitan Life Insurance Company                193           273           292            313          17,780
Midland Loan Services                              136           195           213            233           8,816
Northwest Mutual                                   383           563           611            662          35,627
Northwest Mutual                                 1,837         2,700         2,927          3,176         170,883
GE Capital                                         178           252           270            270          13,844
Business Men's Assurance Co.                       123           176           190            190           1,479
Berkshire Life Insurance Co.                        37            53            58             58           1,305
Aid Association for Lutherans                      314           455           500            505          12,168
Aid Association for Lutherans                      309           443           481            523          13,450
Riggs                                               98           139           150            162          11,155
                                              -------------------------------------------------------------------
                                              $ 38,885     $  50,083      $ 21,479      $  18,207        $339,622
                                              ========     =========      ========      =========        ========

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.
Note 3: Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued

--------------------------------------------------------------------------------
($ in thousands)

Unsecured Bonds Payable
-----------------------

                                                                                                 Principal Maturity
                                                                            -------------------------------------------------------
                                 Principal    Interest      Maturity                                                        2006 &
                               Outstanding      Rate          Date          2002        2003        2004        2005     Thereafter
                               -----------      ----          ----          ----        ----        ----        ----     ----------
7.200% Notes due 2004           $ 150,000      7.200%       1-Jul-04       $    -      $    -     $150,000    $       -   $      -
                                =========                                  ======      ======     ========    =========   ========
7.375% Notes due 2007           $ 125,000      7.375%       1-Jul-07       $    -      $    -     $      -    $       -   $125,000
                                =========                                  ======      ======     ========    =========   ========
6.625% Notes due 2005           $ 100,000      6.625%       1-Mar-05       $    -      $    -     $      -    $ 100,000   $      -
                                =========                                  ======      ======     ========    =========   ========
6.875% Notes due 2008           $ 100,000      6.875%       1-Mar-08       $    -      $    -     $      -    $       -   $100,000
                                =========                                  ======      ======     ========    =========   ========
7.125% Notes due 2012           $ 400,000      7.125%       15-Jan-12      $    -      $    -     $      -    $       -   $400,000
                                =========                                  ======      ======     ========    =========   ========

Unsecured Line of Credit                                                   Amount                              Amount
------------------------
                                                                        Outstanding                          Outstanding
                               Available      Interest     Maturity      Beginning                               End
Lender                         Commitment       Rate         Date         of Year     Advances   Repayments   of Period
------                         ----------       ----         ----         -------     --------   ----------   ---------

JP Morgan Chase                 $ 426,000      L+.700%     28-Jun-04    $ 457,000     $138,000    $ 521,000   $  74,000
                                =========                               =========     ========    =========   =========

Note: 30 day LIBOR @ 3/31/02         1.88%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances

--------------------------------------------------------------------------------

                                                             Investment Balance
                               Accounting     Percentage     as of Mar. 31, 2002
                                 Method       Ownership            ($000)
                               ----------     ----------     -------------------
Carr Office Park LLC             Equity           35%               55,730
1919 Pennsylvania Assoc.         Equity           49%               17,993
1201 F Street                    Equity           35%                9,511
300 W. Sixth Street              Equity           20%                7,310
1717 Pennsylvania                Equity           50%                7,175
575 7th Street                   Equity           30%                8,037
799 9th Street                   Equity           40%                3,099
Custer Court                     Equity           49%                3,087
CC JM II                         Equity           50%                2,871
AgilQuest                         Cost            18%                2,758
WCM JV                           Equity           16%                1,792
essention                         Cost            19%                1,702

                                                                   121,065

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
              As of and for the three months ended March 31, 2002
--------------------------------------------------------------------------------

                                                                                                 Carr
                                         1717     Custer                  300 W.       799      Office              1919      575
($ in thousands)               CC JM     Penn     Court     1201 F St.   Sixth St.   9th St.     Park    WCM JV    Assoc.   Seventh
                             --------- --------  -------    ----------   ---------  ---------  -------- --------  -------- --------
Equity Investment/1/             1,447    9,200    2,774      9,857        6,588      3,148     76,774    1,678    17,091    6,871

Loans Payable/2/                10,033   12,089    3,655     13,829        8,179     19,615     78,241        -    40,030    7,950

Percentage Ownership                50%      50%      49%        35%          20%        40%        35%      16%       49%      30%


Total revenue                    1,128    1,898      319      2,918          766      1,567     19,541      357     4,626        -
                               -------  -------  -------   --------      -------   --------   --------  -------   -------   ------
Expenses

   Operating expenses              221      824      127        699          337        441      6,839       51     1,574        -
   Interest expense                354      400       40        693           76        443      3,911        -     1,504        -
   Depreciation/amortization       290      560       91        721          192      1,031      5,089      155       684        -
                               -------  -------  -------   --------      -------   --------   --------  -------   -------   ------
     Total expenses                865    1,784      258      2,113          605      1,915     15,839      206     3,762        -
                               -------  -------  -------   --------      -------   --------   --------  -------   -------   ------

Net income                         263      114       61        805          161       (348)     3,702      151       864        -
                               -------  -------  -------   --------      -------   --------   --------  -------   -------   ------
CarrAmerica's share of net
      net income                   132       57       30        282           32       (139)     1,296       24       423        -
  GAAP adjustments/3/                -        -        -          -            -          -        (96)       -         -        -
                               -------  -------  -------   --------      -------   --------   --------  -------   -------   ------
  Equity in earnings               132       57       30        282           32       (139)     1,200       24       423        -
                               =======  =======  =======   ========      =======   ========   ========  =======   =======   ======

/1/ CarrAmerica's share of the investee's equity
/2/ CarrAmerica's percentage of investee's debt
/3/ Adjustments made to investee's net income for equity in earnings

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of March 31, 2002
--------------------------------------------------------------------------------

                                                        Net Rentable
                                                           Area in                        Number
                                                           Square         Percent           of
                                                          Feet/(1)/     Leased/(2)/      Buildings
                                                        ------------    -----------      ---------
Consolidated Properties
EAST REGION
Downtown Washington, D.C.:
   International Square                                  1,014,556         99.3%              3
   900 19th Street                                         101,215         97.7%              1
   2550 M Street                                           192,393        100.0%              1
   1730 Pennsylvania Avenue                                229,377        100.0%              1
   1255 23rd Street                                        306,395         96.4%              1
   1747 Pennsylvania Avenue                                151,925         94.8%              1
   1775 Pennsylvania Avenue                                143,981         98.5%              1
Suburban Washington, D.C.:
   One Rock Spring Plaza                                   205,721         98.1%              1
   Sunrise Corporate Center                                260,253        100.0%              3
   Reston Crossing East & West                             327,788        100.0%              2
Atlanta, GA:
   Glenridge                                                63,904         97.7%              1
   Century Springs West                                     95,098         72.4%              1
   Holcomb Place                                            72,827        100.0%              1
   Midori                                                   99,691        100.0%              1
   Parkwood                                                150,270         85.2%              1
   Lakewood                                                 80,483         24.5%              1
   The Summit                                              179,085        100.0%              1
   Spalding Ridge                                          128,233         89.4%              1
   2400 Lake Park Drive                                    103,460         79.1%              1
   680 Engineering Drive                                    62,154         83.4%              1
   Embassy Row                                             465,376         89.1%              3
   Embassy 100, 500                                        190,470        100.0%              2
   Waterford Centre                                         83,170         85.0%              1

            East Region Subtotal:                        4,707,825         94.6%             31      23.2%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                                    138,076        100.0%              4
   Harbor Corporate Park                                   151,924         95.4%              4
   Plaza PacifiCare                                        104,377        100.0%              1
   Katella Corporate Center                                 80,609         98.0%              1
   Warner Center                                           343,486         71.6%             12
   South Coast Executive Center                            161,692         63.2%              2
   Warner Premier                                           61,553         64.3%              1
   Von Karman                                              104,138        100.0%              1
   2600 W. Olive                                           144,831        100.0%              1
   Bay Technology Center                                   107,481         56.6%              2
   Pacific Corporate Plaza 1,2, & 3                        125,298         77.2%              3
   Alton Deere Plaza                                       182,183         75.6%              6
   Westlake Spectrum                                       108,084        100.0%              2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of March 31, 2002
--------------------------------------------------------------------------------

                                                        Net Rentable
                                                          Area in                         Number
                                                          Square          Percent           of
                                                         Feet/(1)/      Leased/(2)/      Buildings
                                                        ----------      -----------      ---------
Southern California,
San Diego:
   Del Mar Corporate Plaza                                 123,142        100.0%              2
   Wateridge Pavilion                                       62,194         73.5%              1
   Towne Center Technology Park 1, 2, 3                    182,120        100.0%              3
   Lightspan                                                64,800        100.0%              1
   La Jolla Spectrum 1 & 2                                 156,653        100.0%              2
   Palomar Oaks Technology Park                            170,357         81.8%              6
   Jaycor                                                  105,358        100.0%              1
   Highlands Corporate Center                              205,085         91.2%              5

Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                          1,004,799        100.0%              7
   Valley Business Park I                                   67,784         83.2%              2
   Bayshore Centre 2                                        94,874        100.0%              1
   Rincon Centre                                           201,178        100.0%              3
   Valley Centre II                                        212,082        100.0%              4
   Valley Office Centre                                     68,881         96.4%              2
   Valley Centre                                           102,291        100.0%              2
   Valley Business Park II                                 166,928        100.0%              6
   Rio Robles                                              368,178        100.0%              7
   First Street Technology Center                           67,582        100.0%              1
   Baytech Business Park                                   300,000        100.0%              4
   3571 North First Street                                 116,000        100.0%              1
   San Mateo Center I                                       70,000          0.0%              1
   Oakmead West Land A-G                                   425,981        100.0%              7
   San Mateo II & III                                      141,731         74.0%              2
   Hacienda West                                           208,654         83.8%              2
   Sunnyvale Technology Center                             165,520        100.0%              5
   Clarify Corporate Center 1, 2, 3, 4                     258,048        100.0%              4
   Valley Technology Center 1, 2, 3, 4, 5, 6 & 7           460,590        100.0%              7
   Golden Gateway Commons                                  273,842         95.2%              3
   Techmart Commerce Center                                266,050         88.1%              1
   Fremont Technology Park 1, 2, 3                         139,304        100.0%              3
   Mountain View Gateway Center                            236,400        100.0%              2
Portland, OR:
   Sunset Corporate Park                                   132,531         57.8%              3
   Rock Creek Corp Center                                  142,662        100.0%              3
Seattle, WA:
   Redmond East                                            396,497         91.6%             10
   Redmond Hilltop B & C                                    90,880        100.0%              2
   Canyon Park                                             316,978         99.1%              6
   Willow Creek                                             96,179        100.0%              1
   Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6            329,009        100.0%              6
   Canyon Park Commons 1, 2, 4                             176,846        100.0%              3
   Canyon Park Commons                                      95,290        100.0%              1
        Pacific Region Subtotal                         10,077,010         93.4%            173      49.6%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As of March 31, 2002

--------------------------------------------------------------------------------

                                             Net Rentable
                                                Area in                        Number
                                                Square         Percent           of
                                               Feet/(1)/      Leased/(2)/     Buildings
                                             ------------     ---------      ----------
CENTRAL REGION
Austin, TX:
    City View Centre                               137,218         57.1%             3
    City View Centre                               128,716        100.0%             1
    Braker Point                                   195,230        100.0%             1
    Tower of the Hills                             166,149        100.0%             2
Chicago, IL:
    Parkway North I                                252,014         79.7%             1
    Unisys                                         366,006         96.6%             2
    The Crossings                                  296,881         88.9%             1
    Bannockburn I & II                             209,969         93.2%             2
    Bannockburn IV                                 104,993        100.0%             1
Dallas, TX:
    Cedar Maple Plaza                              113,225         89.8%             3
    Quorum North                                   116,178         92.0%             1
    Quorum Place                                   178,399         81.4%             1
    Tollway Plaza 1, 2                             359,903         97.1%             2
    Two Mission Park                                77,832         77.6%             1
    Commons @ Las Colinas 1, 2, 3                  604,234        100.0%             3
    5000 Quorum                                    162,186         87.2%             1

    Central Region Subtotal                      3,469,133         92.2%            26      17.1%

MOUNTAIN REGION
Denver, CO:
    Harlequin Plaza                                328,623         92.9%             2
    Quebec Court I                                 130,000        100.0%             1
    Quebec Court II                                157,294        100.0%             1
    Quebec Centre                                  106,805         89.2%             3
    Dry Creek 3                                     92,356        100.0%             1
Phoenix, AZ:
    Qwest Communications                           532,506        100.0%             4
Salt Lake City, UT:
    Sorenson Research Park                         282,944         97.7%             5
    Wasatch Corporate Center                       178,231         96.0%             3
    Wasatch Corporate Center 17, 18                121,654         96.2%             2
    Sorenson X                                      41,288        100.0%             1
    Creekside I & II                                78,000        100.0%             1

    Mountain Region Subtotal                     2,049,701         97.4%            24      10.1%

TOTAL CONSOLIDATED PROPERTIES:                  20,303,669                         254     100.0%
WEIGHTED AVERAGE                                                   93.9%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As of March 31, 2002

--------------------------------------------------------------------------------

                                             Company's     Net Rentable
                                             Effective       Area in                         Number
                                              Property        Square         Percent           of
Property                                     Ownership       Feet/(1)/      Leased/(2)/     Buildings
--------                                     ---------     -------------    ---------      ----------
Unconsolidated Properties
Washington, D.C.:
    1919 Pennsylvania Avenue                      49.0%          328,637         99.4%             1
    2025 M Street                                 49.0%          245,303         99.5%             1
    1201 F Street                                 35.0%          231,807         99.6%             1
    Bond Building                                 15.0%          162,182        100.0%             1
    1717 Pennsylvania Avenue                      50.0%          229,878         97.1%             1
    799 9th Street                                40.0%          201,464         74.3%             1
    Booz-Allen & Hamilton Building                50.0%          222,989        100.0%             1

Portland, OR:
    GM Call Center                                16.2%          103,279        100.0%             1

Chicago Market Office:
    Parkway 3, 4, 5, 6, 10                        35.0%          653,914         96.6%             5

Dallas Market Office:
    Royal Ridge Phase II, A,B                     35.0%          503,733         91.1%             4
    Custer Court                                  49.0%          120,050         45.0%             1

Austin Market Office:
    Riata Corporate                               35.0%          673,622         99.1%             8
    Riata Crossing                                35.0%          324,056        100.0%             4

Denver Market Office:
    Panorama I, II, III, V, VIII, X               35.0%          664,050         91.0%             6

TOTAL UNCONSOLIDATED PROPERTIES:                               4,664,964                          36
WEIGHTED AVERAGE                                                                 95.5%

ALL OPERATING PROPERTIES
TOTAL:                                                        24,968,633                         290
WEIGHTED AVERAGE                                                                 94.2%

   /(1)/ Includes office, retail and parking space but excludes storage space. /(2)/ Includes space for leases that have been executed and have commenced as of March 31, 2002.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                         Current    YTD Avg/     Vacant
Region/Market               Sq. Feet    Occupancy   Occupancy   Sq. Feet      2002        2003        2004        2005        2006
-------------               --------    ---------   ---------   --------      ----        ----        ----        ----        ----
PACIFIC REGION
San Francisco Bay Area      5,416,697       96.3%       96.5%    199,425     585,991     682,633     542,921     777,685     991,585
Orange County/Los Angeles   1,813,732       83.1%       87.7%    307,377     224,658     189,053     285,851     153,619     288,505
Seattle                     1,501,679       97.6%       97.6%     35,932      28,960     230,208     236,355     467,058     102,210
San Diego                   1,069,709       93.9%       93.7%     65,483      27,871     132,685      99,190      91,491     104,514
Portland                      275,193       79.7%       79.7%     55,863       6,909           -      31,497      14,390           -

MOUNTAIN REGION
Denver                        815,078       95.7%       96.2%     34,860     106,256      95,881      58,523     175,840     150,111
Phoenix                       532,506      100.0%      100.0%          -           -           -           -           -           -
Salt Lake City                702,117       97.4%       97.4%     18,289      29,049     154,371     275,883      13,549      87,456

CENTRAL REGION
Chicago                     1,229,863       91.0%       91.1%    110,792     263,672     323,061     180,630     150,138      30,392
Dallas                      1,611,957       93.6%       94.9%    102,578     103,284     243,086     137,616      93,910      42,530
Austin                        627,313       90.6%       88.7%     58,894      12,589       5,540     263,584       7,387      11,066

EAST REGION
Washington, DC
  Downtown Properties       2,139,842       98.5%       98.6%     31,137     113,952     236,511     528,733     101,342     253,017
  Suburban Properties         793,762       99.5%       99.5%      3,884           -      27,339      88,548     247,888      55,775
Atlanta                     1,774,221       87.6%       87.7%    219,594     298,572     313,018     170,719      75,659      55,643

Total                      20,303,669       93.9%       94.4%  1,244,108   1,801,763   2,633,386   2,900,050   2,369,956   2,172,804

                                                                                            2012 &
Region/Market                  2007        2008        2009        2010        2011       Thereafter
-------------                  ----        ----        ----        ----        ----       ----------
PACIFIC REGION
San Francisco Bay Area        370,720     696,074     199,903     133,360           -        236,400
Orange County/Los Angeles     172,062     148,349           -      25,428      18,830              -
Seattle                             -           -     325,264           -           -         75,692
San Diego                       2,100           -      84,949      97,054           -        364,372
Portland                      122,127           -           -      44,407           -              -

MOUNTAIN REGION
Denver                              -     193,607           -           -           -              -
Phoenix                       532,506           -           -           -           -              -
Salt Lake City                123,520           -           -           -           -              -

CENTRAL REGION
Chicago                         5,667      46,956      16,760           -      80,713         21,082
Dallas                         86,543     131,479     440,872     223,470       6,589              -
Austin                         45,987           -      27,036           -           -        195,230

EAST REGION
Washington, DC
  Downtown Properties         260,038     205,695      75,304      15,117       3,528        315,468
  Suburban Properties          40,345           -     327,788       2,195           -              -
Atlanta                       238,926      21,891      46,674      75,711     133,055        124,759

Total                       2,000,541   1,444,051   1,544,550     616,742     242,715      1,333,003

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                    1st Quarter 2002
                           ---------------------------------------------------------------------------------------------------------
                                Total    New GAAP   Prior GAAP    % Change    Ave. Lease      Lease         Tenant      Total T/I's
                              Executed    Rental      Rental       In GAAP      Term in    Commissions   Improvements    and L/C's
Market                         Sq. Ft.     Rate        Rate      Rental Rate     Years     Per Sq. Ft.    Per Sq. Ft.   Per Sq. Ft.
------                         -------     ----        ----      -----------     -----     -----------    -----------   -----------
Atlanta                         8,578      21.33       23.50        -9.20%       2.38         2.91            2.14         5.05
Austin                         45,987      23.17       22.89         1.20%       5.00         4.57           18.54        23.11
Chicago                        58,325      20.72       24.03       -13.80%       3.63         3.80            0.57         4.37
Dallas                         16,827      19.72       21.65        -8.90%       2.65         3.29            3.04         6.33
Denver                         13,556      18.72       22.59       -17.10%       3.83         0.29            2.12         2.41
Los Angeles/Orange County      34,722      22.36       24.22        -7.70%       4.08         3.66           16.36        20.02
Portland                       13,909      17.65       19.81       -10.90%       2.54            -               -            -
Salt Lake City                 50,625      18.69       14.90        25.40%       2.00            -               -            -
San Diego                      14,772      34.49       26.93        28.10%       3.87         4.82            4.79         9.61
San Francisco Bay              87,680      24.39       30.05       -18.80%       4.25         6.99           11.92        18.91
Seattle                         2,171      23.17       22.55         2.70%       3.00            -               -            -
Suburban Washington DC              -          -           -            -           -            -               -            -
Downtown Washington DC              -          -           -            -           -            -               -            -

Total                         347,152      22.06       23.26        -5.20%       3.68         3.82            7.68        11.50

                                                                    1st Quarter 2001
                           ---------------------------------------------------------------------------------------------------------
                                Total    New GAAP   Prior GAAP    % Change    Ave. Lease      Lease         Tenant      Total T/I's
                              Executed    Rental      Rental       In GAAP      Term in    Commissions   Improvements    and L/C's
Market                         Sq. Ft.     Rate        Rate      Rental Rate     Years     Per Sq. Ft.    Per Sq. Ft.   Per Sq. Ft.
------                         -------     ----        ----      -----------     -----     -----------    -----------   -----------
Atlanta                        70,529      21.14       19.55         8.12%       2.75         0.71            1.75         2.46
Austin                          8,810      24.11       21.51        12.08%       3.05         8.10           10.68        18.78
Chicago                        56,570      26.00       25.58         1.66%       3.67         1.01            1.62         2.63
Dallas                         30,841      22.70       23.47        -3.28%       3.20         3.25            4.47         7.72
Denver                         43,113      22.19       17.76        24.94%       4.50         4.32           10.91        15.23
Los Angeles/Orange County     144,387      24.38       24.67        -1.09%       5.15         5.56           15.92        21.48
Salt Lake City                  7,124      12.38       16.00       -22.63%       5.00         4.14           22.18        26.32
San Diego                      42,986      13.05       12.85         1.56%       4.50         3.01            3.94         6.95
San Francisco Bay              30,184      64.72       33.22       112.33%       4.12         7.63            3.00        10.63
Seattle                        51,195      14.23       13.31        22.16%       4.50         1.05            3.27         4.32
Suburban Washington DC              -          -           -             -          -            -               -            -
Downtown Washington DC              -          -           -             -          -            -               -            -

Total                         485,739      22.73       20.56        10.54%       3.95         3.39            7.83        11.22

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                    Percentage              Percentage
                                        of                      of
                                    Portfolio                Occupied
                                    Annualized    Square      Square
             Tenant                    Rent        Feet        Feet
----------------------------------  ----------   ---------  ----------
INTERNATIONAL MONETARY FUND              4.08%     504,401       2.44%
NOKIA, INC.                              3.09%     624,904       3.03%
PEOPLESOFT, INC.                         2.87%     359,686       1.74%
QWEST COMMUNICATIONS INC.                2.37%     532,506       2.58%
AT&T                                     2.22%     658,940       3.19%
APPLIED MATERIALS, INC.                  2.14%     425,981       2.06%
PATTON BOGGS, L.L.P.                     1.97%     192,115       0.93%
NEXTEL COMMUNICATIONS, INC.              1.64%     348,749       1.69%
NORTEL NETWORKS, INC.                    1.59%     258,048       1.25%
SUN MICROSYSTEMS, INC.                   1.49%     239,608       1.16%
CITIGROUP                                1.25%     227,135       1.10%
GATEWAY, INC.                            1.23%     287,478       1.39%
SBC COMMUNICATIONS                       1.17%     202,093       0.98%
LATTICE SEMICONDUCTOR CORP               1.09%     216,650       1.05%
SOFTWARE AG OF NORTH AMERICA             1.05%     209,521       1.01%
SAFECO INSURANCE COMPANY                 1.00%     265,658       1.29%
FEDERAL DEPOSIT INSURANCE CORP           0.94%     121,878       0.59%
WASHINGTON MUTUAL                        0.83%     225,522       1.09%
KING & SPALDING                          0.82%      92,596       0.45%
HARCOURT, INC.                           0.80%     195,230       0.95%
THE WALT DISNEY COMPANY                  0.79%     129,347       0.63%
KPMG LLP                                 0.78%     135,558       0.66%
BOSTON SCIENTIFIC                        0.75%     212,082       1.03%
CHRONICLE OF HIGHER EDUCATION            0.71%      91,990       0.45%
UNISYS CORPORATION                       0.70%     197,404       0.96%
                                    ----------   ---------  ----------
   Total                                37.37%   6,955,080      33.70%
                                    ==========   =========  ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
--------------------------------------------------------------------------------

                                                                                   Estimated                               Estimated
                                                                                 Construction     Estimated                Remaining
Wholly Owned Property                                                    Start   Completion    Stabilization   In Place    Costs to
Under Construction @ March 31, 2002                        Square Feet    Date       Date           Date       Dev Costs   Complete
------------------------------------------------------------------------------------------------------------------------------------
Atlanta
      The Forum                                                 90,004    4Q00       1Q02           4Q02          12,115      1,069
                                                           -----------                                         ---------   --------
           Atlanta Subtotal                                     90,004                                            12,115      1,069

Denver
      Dry Creek Corporate Center Building 2                     93,500    1Q01       1Q02           1Q03           7,517      5,572
                                                           -----------                                         ---------   --------
           Denver Subtotal                                      93,500                                             7,517      5,572

Washington, DC
      675 E Street/1/                                                -    4Q01       3Q03                          1,599     18,422
                                                           -----------                                         ---------   --------
                                                                     -                                             1,599     18,422

Total/Weighted Average                                         183,504                                            21,231     25,063
Less: Placed in Service                                        (60,000)                                           (8,748)       (42)
                                                           -----------                                         ---------   --------
Total/Weighted Average                                         123,504                                            12,483     25,021
                                                           ===========                                         =========   ========

                                                               Total       Estimated    % Currently
Wholly Owned Property                                        Projected    Stabilized     Leased or
Under Construction @ March 31, 2002                         Investment      Return       Committed
---------------------------------------------------------------------------------------------------
Atlanta
      The Forum                                                 13,184         11.2%          79.1%
                                                            ----------    ----------    -----------
           Atlanta Subtotal                                     13,184         11.2%          79.1%

Denver
      Dry Creek Corporate Center Building 2                     13,089          7.5%          34.9%
                                                            ----------    ----------    -----------
           Denver Subtotal                                      13,089          7.5%          34.9%

Washington, DC
      675 E Street/1/                                           20,021          n/a            n/a
                                                            ----------    ----------   -----------
                                                                20,021          0.0%           0.0%

Total/Weighted Average                                          46,294          9.4%          56.6%
Less: Placed in Service                                         (8,790)
                                                            ----------
Total/Weighted Average                                          37,504          9.4%          35.5%
                                                            ==========    ==========    ===========

     /1/ 675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property                            %
Under Construction @ March 31, 2002 /2/         Ownership
-------------------------------------------------------------------------------------------------------------------------------
Austin
      300 West Sixth Street                        20%         441,955    2Q00       4Q01       4Q02          71,902     21,109
                                                           -----------                                     ---------   --------
           Austin Subtotal                                     441,955                                        71,902     21,109

Chicago
      Nine Parkway North                           35%         129,253    4Q00       1Q02       1Q03          16,615      7,218
                                                           -----------                                     ---------   --------
           Chicago Subtotal                                    129,253                                        16,615      7,218

Dallas
      Custer Court                                 49%         120,047    3Q00       3Q01       3Q02          12,661      3,197
                                                           -----------                                     ---------   --------
           Dallas Subtotal                                     120,047                                        12,661      3,197

Washington, DC
      575 7th Street                               30%         478,251    3Q01       3Q03       3Q04          48,327    115,752
      799 9th Street                               40%         201,464    2Q00       4Q01       2Q02          55,229      5,909
                                                           -----------                                     ---------   --------
           Washington, DC Subtotal                             679,715                                       103,556    121,661


Total/Weighted Average                                       1,370,970                                       204,734    153,185
Less:  Placed in Service                                      (341,682)                                      (72,414)    (9,349)
                                                           -----------                                     ---------   --------
Total/Weighted Average                                       1,029,288                                       132,320    143,836
                                                           ===========                                     =========   ========

Total/Weighted Average Wholly & Partially Owned              1,152,792                                       144,803    168,857
                                                           ===========                                     =========   ========

Partially Owned Property
Under Construction @ March 31, 2002 /2/
-----------------------------------------------------------------------------------------------
Austin
      300 West Sixth Street                                     93,011         10.9%      56.2%
                                                            ----------    ----------    -------
           Austin Subtotal                                      93,011         10.9%      56.2%

Chicago
      Nine Parkway North                                        23,833          9.5%       0.0%
                                                            ----------    ----------    -------
           Chicago Subtotal                                     23,833          9.5%       0.0%

Dallas
      Custer Court                                              15,858         10.8%      44.9%
                                                            ----------    ----------    -------
           Dallas Subtotal                                      15,858         10.8%      44.9%

Washington, DC
      575 7th Street                                           164,079         10.9%      51.0%
      799 9th Street                                            61,138         10.7%      95.9%
                                                            ----------    ----------    -------
           Washington, DC Subtotal                             225,217         10.8%      64.3%


Total/Weighted Average                                         357,919         10.8%      53.9%
Less:  Placed in Service                                       (81,763)
                                                            ----------    ----------    -------
Total/Weighted Average                                         276,156         10.8%      38.6%
                                                            ==========    ==========    =======
Total/Weighted Average Wholly & Partially Owned                313,660         10.7%      38.3%
                                                            ==========    ==========    =======

/2/ Project yields represent Carr's yields, exclusive of fees

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development
--------------------------------------------------------------------------------

                                                                                   Buildable
                                                                                 Office Square
Region/Property                                   Market              Acres          Feet
-------------------------------------------  -----------------------  -----     --------------
Wholly Owned Land
-----------------

Pacific Region
      Canyon Pointe A-B                      Seattle, WA                10          173,760
      Sunset Corporate                       Portland, OR                9          124,800
                                                                      -----     -----------
              Subtotal                                                  19          298,560

Mountain Region
      Dry Creek Corporate Center             Denver, CO                 43          678,000
      Sorenson Research Park XI              Salt Lake City, UT          6           80,238
      Wasatch 16                             Salt Lake City, UT          5           80,238
      Creekside 2 owned                      Salt Lake City, UT          6           78,000
      Creekside 3 optioned                   Salt Lake City, UT          6           78,452
                                                                      -----     -----------
              Subtotal                                                  66          994,928

Central Region
      Tollway Plaza III                      Dallas, TX                  4          134,400
      Royal Ridge IV & V                     Dallas, TX                 29          417,000
                                                                      -----     -----------
              Subtotal                                                  33          551,400

Eastern Region
      Peninsula Corporate Center 1-2/1/      Boca Raton, FL             20          221,350


              Total                                                    138        2,066,238
                                                                      =====     ===========

Partially Owned Land
--------------------

Mountain Region
      Panorama IV                            Denver, CO                  7          136,850
      Panorama VI                            Denver, CO                  9          129,898
      Panorama VII                           Denver, CO                  6          100,000
      Panorama IX                            Denver, CO                  6          125,490
                                                                      -----     -----------
              Subtotal                                                  28          492,238

Central Region
      Riata 1                                Austin, TX                  4           61,585
      Riata Crossing 4                       Austin, TX                  5           79,780
      Riata Crossing 6                       Austin, TX                  8           49,702
      Seven/Eight Parkway North              Chicago, IL                14          250,567
      Royal Ridge Bldgs 4-6                  Dallas, TX                 18          316,786
      Royal Ridge Bldg 8                     Dallas, TX                  9          132,709
                                                                      -----     -----------
                                                                        58          891,129


              Total                                                     86        1,383,367
                                                                      =====     ===========

              Total All Land Held for Future Development or Sale       224        3,449,605
                                                                      =====     ===========

    /1/ Property currently held for sale

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
  Projected Stabilized First Year Yields on Joint Venture Development Projects
--------------------------------------------------------------------------------

                                     Unlevered      Leveraged       Projected
                                      Project      CarrAmerica        Gross
                                       Yield         Yield/1/        Fees/2/
                                     ---------     -----------      ---------
    300 West 6th Street                10.9%           20.2%        4,673,505
    Nine Parkway North                  9.5%           15.1%        1,148,172
    Custer Court                       10.8%           18.3%        1,017,590
    575 7th Street                     10.9%           20.9%        8,448,000
    799 9th Street                     10.7%           48.4%        1,375,000

    Weighted Average Yield             10.7%           23.9%

 /1/ First year stabilized leveraged returns including profit component of fees. /2/ Represents development fee, leasing fees for initial project leaseup, and first year management fee (excludes incentive fee).